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CompuCredit Credit Card Master Note Business Trust

        Exhibit 99.1

Series 2001-One

Monthly Period - From:
                              To:
LIBOR Determination Date:
Distribution Date:
Number of days in the Monthly Period:
Class A Initial Note Principal Balance:
Revolving Period or Redemption Period?
Early Termination Event?	1/1/04 1/31/04 2/12/04 2/16/04 31 $500,000,000.00 Revolving No

Pursuant to Section 3.04(b) of the Transfer and Servicing Agreement, dated as of July 14, 2000 as amended from time to time, (the "Transfer and Servicing Agreement"), among CompuCredit Corporation, as Servicer ("CompuCredit"), CompuCredit Funding Corp., as Transferor ("Funding"), CompuCredit Credit Card Master Note Business Trust, as Issuer (the "Issuer") and The Bank of New York, as Indenture Trustee (the "Indenture Trustee"), and Section 5.02(a) of the Series 2001-One Supplement to the Master Indenture, dated as of August 3, 2001 and as amended from time to time, (the "Base Indenture" and the "Indenture Supplement" respectively), each among CompuCredit, Funding and the Indenture Trustee (the Base Indenture, together with the Indenture Supplement, the "Indenture"), CompuCredit is required to prepare certain information each month regarding the current distributions to the Noteholders and the performance of the Issuer during the previous month. The undersigned, a duly authorized representative of the Servicer, does hereby certify in this Certificate (this "Certificate"):

	i	Capitalized terms used in this Certificate have their respective meanings set forth in the Indenture or the Transfer and Servicing Agreement. References herein to certain sections and subsections are references to their respective sections and subsections of the Indenture.
	ii	This Certificate is being delivered pursuant to Section 5.02(a) of the Indenture Supplement.
	iii	CompuCredit is the Servicer under the Indenture and the Transfer and Servicing Agreement. The undersigned is an authorized officer of the Servicer.
	iv	The date of this Certificate is on, or prior to, the Determination Date related to the Distribution Date specified above.
	v	No Early Redemption Event has occurred under the Agreement.
vi
As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Indenture and the Transfer and Servicing Agreement for the Monthly Period preceding such Distribution Date.
A.	Principal Receivables and Special Funding Account Information
	1.	Principal Receivables and Special Funding Account balance
		(a) such Principal Receivables outstanding on the last day of the Monthly Period	$1,111,984,731.39

		(b) average daily Principal Receivables outstanding during the Monthly Period	$1,125,661,416.29

		(c)	Special Funding Account balance as of the last day of the Monthly Period	61,569,444.44

	2.	Discount Percentage		0%

	3.	Principal Receivables Net of Discount Option Receivables
		(a)	such Principal Receivables as of the last day of the Monthly Period (line 1(a) minus (line 1(a) times line 2))	$1,111,984,731.39

B.	Investor Information
	4.	The Average Note Principal Balance during the Monthly Period (line 4(a) through line 4(e))		$500,000,000.00

		(a)	Class A Average Note Principal Balance during the Monthly Period	$305,000,000.00

		(b)	Class B Average Note Principal Balance during the Monthly Period	$70,000,000.00

		(c)	Class C Average Note Principal Balance during the Monthly Period	$57,500,000.00

		(d)	Class D-1 Average Note Principal Balance during the Monthly Period	$9,000,000.00

		(e)	Class D-2 Average Note Principal Balance during the Monthly Period	$58,500,000.00

	5.	Note Principal Balance on the last day of the Monthly Period (line 5 (a) through line 5 (e))		$500,000,000.00

		(a)	Class A Note Principal Balance on the last day of the Monthly Period	$305,000,000.00

		(b)	Class B Note Principal Balance on the last day of the Monthly Period	$70,000,000.00

		(c)	Class C Note Principal Balance on the last day of the Monthly Period	$57,500,000.00

		(d)	Class D-1 Note Principal Balance on the last day of the Monthly Period	$9,000,000.00

		(e)	Class D-2 Note Principal Balance on the last day of the Monthly Period	$58,500,000.00

C.	Default Information
	6.	Defaulted Amount for the Monthly Period		$17,076,020.16

		(a)	Net Defaulted Amount for the Monthly Period	$12,597,234.82

	7.	Series 2001-One Allocable Defaulted Amount for the Monthly Period (line 6 times line 9)		$5,113,015.84

	8.	Series Default Amount for Monthly Period (line 7 times line 11)		$4,619,661.27

D.	Investor Percentages For The Monthly Period
	9.	Series 2001-One Allocation Percentage
		(a) Series Allocation for Finance Calculations	29.94%

		(b) Series Allocation for Principal Calculations	38.38%

	10.	Fixed/Floating Allocation Percentage for the related Monthly Period	97.49%

	11.	Floating Allocation Percentage for the related Monthly Period	90.35%

E.	Collection Information For The Monthly Period
	12.	The aggregate amount of cash Collections for the Monthly Period	$94,698,333.94

	13.	Aggregate amount of Collections of Principal Receivables (actual Collections of Principal Receivables without regard to Discount Options Receivables, if any)	$62,166,228.16

	14.	Collections of Discount Option Receivables (line 13 times line 2)	$—

	15.	Collections of Principal Receivables (line 13 minus line 14)	$62,166,228.16

	16.	The aggregate amount of Collections of Finance Charge Receivables (line 12 minus line 15)	$32,532,105.78

	17.	The Series 2001-One Allocable Principal Collections (line 15 times line 9)	$23,860,589.89

		(a) Noteholder portion of the Series 2001-One Allocable Principal Collections (line 17 times line 10)	$23,261,548.20

		(b) The Transferor portion of Series 2001-One Allocable Principal Collections (Line 17 times (1 minus line 10))	$599,041.69

	18.	The Series 2001-One Allocable Finance Collections (line 16 times line 9)	$9,740,980.08

		(a) Noteholder portion of the Series 2001-One Allocable Finance Collections (line 18 times line 11)	$8,801,073.53

		(b) The Transferor portion of Series 2001-One Allocable Finance Collections (Line 18 times (1 minus line 11))	$939,906.55

	19.	Required Spread Account Amount	$—

	20.	Available Spread Account Amount	$—

	21.	Check: (line 17 plus 18 minus sum of lines 17(a), 17(b), 18(a) and 18(b) must equal zero)	$0.00

F.	Withdrawal Information From The Collection Account Relating To Collections of Finance Charge Receivables and Reallocated Principal Collections
	Pursuant to Subsection 4.05(a)(i) through 4.05(a)(iii)
	22.	Monthly Interest & Margin (calculated on the basis of the actual days elasped and a 360-day year)

	(a)	Number of days included in the Interest Period. Beginning 1/15/04 Ending 2/17/04	33

	(b)	LIBOR rates for the Interest Period - as determined by the Indenture Trustee	1.10000%

	(c)	Total Monthly Interest ($432.5mm times line 22(a) times line 22(b))	$436,104.17

	(d)	Class A Monthly Interest ($305mm times line 22(a) times line 22(b))	$307,541.67

	(e)	Class B Monthly Interest ($70mm times line 22(a) times line 22(b))	$70,583.33

	(f)	Class C Monthly Interest ($57.5mm times line 22(a) times line 22(b))	$57,979.17

	(g)	Total Applicable Margin (.39% times $432.5mm times line 22(a))	$335,775.00

	(h)	Total Class A Applicable Margin (.39% times $305mm times line 22(a))	$109,037.50

	(i)	Total Class B Applicable Margin (1.48% times $70mm times line 22(a))	$94,966.67

	(j)	Total Class C Applicable Margin (2.5% times $57.5mm times line 22(a))	$131,770.83

	(k)	Total Monthly Interest and Applicable Margin (line 22(c) plus 22(g))	$771,879.17

	(l)	Total due to Class A Noteholder (line 22(d) plus line 22(h))	$416,579.17

	(m)	Total due to Class B Noteholder (line 22(e) plus line 22(i))	$165,550.00

	(n)	Total due to Class C Noteholder (line 22(f) plus line 22(j))	$189,750.00

Pursuant to Subsection 4.05(a)(iv)
23.	Series 2001-One portion of the Monthly Servicing Fee ((line 4 minus (line 1(c) times line 9) times .10%)/12)		$40,130.37

24.	Accrued and unpaid Monthly Servicing Fees		$—

Pursuant to Subsection 4.05(a)(v)
25.	Series Default Amount for the Monthly Period shall be treated as Available Principal Collections (line 8)		$4,619,661.27

Pursuant to Subsection 4.05(a)(vi)
26.	If the Transferor fails to deposit the amount the Transferor is required to deposit on such Distribution Date into the Special Funding Account pursuant to Section 3.08 of the Transfer and Servicing Agreement, the product of (a) the Series 2001-One Allocation Percentage, (b) the Floating Allocation Percentage and (c) the amount the Transferor should have deposited into the Special Funding Account on such Distribution Date shall be treated as a portion of Available Principal Collections	$—

Pursuant to Subsection 4.05(a)(vii)
27.	The aggregate Reduction Amounts and Reallocated Principal owed to Class A, Class B, Class C, or Class D Noteholders which have not been previously reimbursed shall be treated as a portion of Available Principal Collections (prior month line 60)	$—

Pursuant to Subsection 4.05(a)(viii)
28.	The lesser of line 32 or 5.0% per annum of the Class D Note Principal Balance shall be distributed to the Paying Agent for Payment to the Class D Noteholders	$70,950.00

Pursuant to Subsection 4.05(a)(ix)
29.	If an Event of Default and acceleration of the maturity of the Series 2001-One Notes has occurred, an amount up to the Class A Note Principal Balance plus the Class B Note Principal Balance plus the Class C Note Principal Balance minus the amount of Available Principal Collections and amounts on deposit in the Principal Funding Account available to pay principal on the Class A Notes, Class B Notes, and the Class C Notes or the Senior Portion of the Class D Notes ("D-1") shall be treated as a portion of Available Principal Collections	$—

Pursuant to Subsection 4.05(a)(x)
30.	The excess, if any, of the Required Spread Account Amount over the Available Spread Account Amount shall be deposited into the Spread Account	$—

Pursuant to Subsection 4.05(a)(xi)
31.	The excess, if any, of the Required Reserve Account Amount over the Available Reserve Account Amount shall be deposited into the Reserve Account	$—

Pursuant to Subsection 4.05(a)(xii)
32.	Class D Monthly Interest & Applicable Margin (lines 32(a) through 32(d))	$70,950.00

	(a) D-1 Interest ($9mm times line 22(a) times line 22(b))	$9,075.00

	(b) D-2 Interest	$—

	(c) D-1 Applicable Margin (7.50% times $9mm times line 22(a))	$61,875.00

		(d) D-2 Applicable Margin	$—

	Pursuant to Subsection 4.05(a)(xiii)
	33.	Amount constituting a portion of Excess Finance Charge Collections to be allocated and distributed as set forth in Section 4.05 of the Transfer and Servicing Agreement (line 18(a) minus line 22(l) minus line 22(m) minus line 22(n), minus lines 23 through 31)	$3,298,452.72

	34.	Amount on line 33 allocated per Section 4.05 of the Transfer and Servicing Agreement to other Series	$—

	35.	Amount on line 33 to be distributed per Section 4.05 of the Transfer and Servicing Agreement to the Issuer (line 33 minus line 34)	$3,298,452.72

G.	Withdrawal Information From The Collection Account Relating To Collections of Principal Receivables
	Pursuant to Subsection 4.05(b)
	36.	Series portion of Collections of Principal Receivables (line 17(a))	$23,261,548.20

	37.	Series portion of Collections of Finance Charge Receivables recharacterized as Available Principal Collections
		(a) Series Default Amount for the preceding Monthly Period shall be treated as Available Principal Collections (line 25)	$4,619,661.27

		(b) If the Transferor fails to deposit the amount the Transferor is required to deposit on such Distribution Date into the Special Funding Account pursuant to Section 3.08 of the Transfer and Servicing Agreement, the product of (a) the Series 2001-One Allocation Percentage, (b) the Floating Allocation Percentage and (c) the amount the Transferor should have deposited into the Special Funding Account on such Distribution Date shall be treated as a portion of Available Principal Collections (line 26)	$—

		(c) If an Event of Default and acceleration of the maturity of the Series 2001-One Notes has occurred, an amount up to the Class A Note Principal Balance plus the Class B Note Principal Balance plus the Class C Note Principal Balance minus the amount of Available Principal Collections and amounts on deposit in the Principal Funding Account available to pay principal on the Class A Notes, Class B Notes, and the Class C Notes or the Senior Portion of the Class D Notes shall be treated as a portion of Available Principal Collections (line 29)	$—

		(d) The aggregate Reduction Amounts and Reallocated Principal which have not been previously reimbursed shall be treated as a portion of Available Principal Collections (line 27)	$—

	38.	Aggregate amount of Collections of Finance Charge Receivables recharacterized as Collections of Principal Receivables (sum of line 37(a) through 37(d))	$4,619,661.27

	39.	Reallocated Principal Collections pursuant to section 4.07	$—

	40.	Amounts deposited into the Spread Account pursuant to Subsection 4.01(b)	$—

	41.	Amounts deposited into the Reserve Account pursuant to Subsection 4.01(c)	$—

	42.	Shared Principal Collections allocated to Series 2001-One	$20,172,006.42

	43.	Available Principal Collections (line 36 plus lines 38 through 42)	$48,053,215.89

	Pursuant to Subsection 4.05(c)(iii)
	44.	Amount to be treated as Shared Principal Collections (line 43)	$48,053,215.89

	45.	Aggregate Amount of Principal shortfalls for other Principal sharing Series	$—

	46.	Required Principal Accumulation Amount deposited into the Principal Funding Account	$48,055,555.56

	47.	Amount to be distributed per section 4.02 of the Transfer and Servicing Agreement to the Issuer (line 44 minus line 45 minus line 46)	$(2,339.67)

H.	Instructions To Make Certain Payments (Funds Movement Analysis)

	Pursuant to Section 5.01 of the Indenture Supplement, the Servicer does hereby instruct the Indenture Trustee and the Paying Agent to pay on the Distribution Date in accordance with Section 5.01 from amounts held by the Paying Agent, the following amounts as set forth below:
	48.	Total Collections allocable to Series 2001-One (line 17 plus line 18 minus line 42)	$53,773,576.40

	49.	Permitted withdrawals made by the Transferor from the Collection Account during Monthly Period (sum of lines 49(a) through 49(d))	$(52,298,384.59)

		(a) Amounts deposited into the Spread Account pursuant to Subsection 4.01(b)(ii)—1.5% Initial Spread Account amount not included (per PPM)	$—

		(b) Amounts deposited into the Spread Account pursuant to Subsections 4.01(c)(ii)(y) and (c)(ii)(z)—1.5% Initial Spread Account amount not included (per PPM)	$—

		(c) Amounts in respect of Series 2001-One Allocable Principal Collections withdrawn prior to Distribution Date	$(44,032,596.31)

		(d) Amounts in respect of Series 2001-One Allocable Finance Charge Collections withdrawn prior to Distribution Date	$(8,265,788.28)

	50.	Net collections (line 48 plus line 49)	$1,475,191.81

	51.	Pay To the Servicer (line 23 plus line 24)	$40,130.37

	52.	Pay To Spread Account (line 40)	$—

	53.	Pay To Reserve Account (line 41)	$—

	54.	Pay To Class A Noteholders (line 22(l))		$416,579.17

	55.	Pay To Class B Noteholders (line 22(m))		$165,550.00

	56.	Pay To Class C Noteholders (line 22(n))		$189,750.00

	57.	Pay To Class D-1 Noteholders (line 32)		$70,950.00

	58.	Pay To the Transferor (line 50 minus line 51 through line 57)		$592,232.27

	59.	Check: Sum of lines 51 through 58 must equal line 50		$1,475,191.81

I.	Accrued And Unpaid Amounts

	After giving effect to the withdrawals and transfers to be made in accordance with this notice, the following amounts will be accrued and unpaid with respect to all Monthly Periods preceding the current calendar month:
	60.	The aggregate amount of all unreimbursed Class A, Class B, and Class C Reduction Amounts		$—

	61.	The aggregate amount by which the Class D Note Principal Balance has been reduced		$—

	62.	(a)	Previously due and unpaid Class A Monthly Interest	$—

		(b)	Previously due and unpaid Class B Monthly Interest	$—

		(c)	Previously due and unpaid Class C Monthly Interest	$—

	63.	Previously due and unpaid Servicer Fees		$—

J.	Management Reporting Data
	64.	Net Yield Information:
		(a)	Current Net Portfolio Yield (((line 18(a) minus line 8) divided by line 5) times 12)	10.0%

		(b)	Base Rate ((line 22(k) plus line 23 plus line 32 divided by line 5 times 12)	2.1%

		(c)	Current Month Net Yield (line 64(a) minus line 64(b))	7.9%

		(d)	Prior Monthly Period Net Yield (prior month line 64(c))	9.2%

		(e)	Net Yield two months ago (prior month line 64(d))	7.6%

		(f)	Average Net Yield for the most recent three month period	8.2%

	65.	Delinquency Information:
		(a)	31 - 60 days delinquent ($51,739,824.73 divided by $1,235,497,777)	4.19%

		(b)	61 - 90 days delinquent ($40,004,216.34 divided by $1,235,497,777)	3.24%

	(c)	90+ days delinquent ($95,042,637.45 divided by $1,235,497,777)	7.69%

	(d)	(Total 30+ days delinquent) (line 65(a) through line 65(c))	15.12%

66.	Subordination Information
	(a)	Aggregate Subordination Percentage	39.0%

	(b)	Required Subordination Amount ((line 5(a) divided by (1 minus line 66(a)) minus line 5(a)	$195,000,000.00

	(c)	Subordinated Amount (line 5(b) plus 5(c) plus 5(d) plus 5(e))	$195,000,000.00

	(d)	Line 66(c) is equal to or greater than line 66(b)	Yes

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate on February 12, 2004
COMPUCREDIT CORPORATION,

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CompuCredit Credit Card Master Note Business Trust